Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Birch Branch, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Feng Wang, Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BIRCH BRANCH, INC.

Date: May 16, 2011

By:	/s/ Feng Wang
Feng Wang
President and Chief Executive Officer